SECURITY ULTRA FUND
FILE NO. 811-1316
CIK NO. 0000088676

Investment  Management and Services  Agreement  between  Security Ultra Fund and
Security Management Company, LLC.:

Incorporated  herein by reference to Registrant's Post Effective  Amendment #50,
Reg. No. 2-32791, filed November 21, 2002.